Concentrations	12 Months Ended
Dec. 31, 2013
CONCENTRATIONS [Abstract]
Concentrations Disclosure

17. CONCENTRATIONS

(1) Dependence on related party revenue

The Company entered into a cooperative agreement with Shengyue, a wholly owned subsidiary of Shanda in 2011. Under this agreement, Shengyue was appointed as the Company’s primary agency to secure advertisement sales from various end advertisers. In 2012 and 2013, 88.4% and 94.4% of net revenues, respectively, were derived from Shengyue. The relationship with Shengyue was terminated on March 31, 2014. In April 2014, the Company entered into a new advertising agency agreement with New Shengyue, which is no longer owned by Shanda Interactive and is currently an independent third party. Pursuant to this agreement, New Shengyue agreed to act as its exclusive advertising agency for the Group’s standard media resources and as its non-exclusive advertising agency for its highly interactive advertising resources. New Shengyue has agreed to pay the Company a certain percentage of the profits it generates from sales of advertisement capacity on the Group’s platform and guarantees to the Company a minimum amount of payments per day.The minimum guarantee amount under this agreement is substantially lower than the previous advertising agency agreement prior to March 31, 2014.

(2) Credit risk

As of December 31, 2012 and 2013, accounts receivable of the online advertising business are typically unsecured and are derived from revenue earned from customers and agencies in China. The risk with respect to accounts receivables is mitigated by credit evaluations the Company performs on its customers and its ongoing monitoring process of outstanding balances.

	December 31, 2012	December 31, 2013

Accounts receivable	2,240,058	544,754
Allowance for doubtful accounts	(2,172,972)	(480,076)
Accounts receivable, net of allowance for doubtful accounts	67,086	64,678

The Company generally does not require collateral for its accounts receivable. The movements of the allowance for doubtful accounts were as follows:

Movement of allowance for doubtful accounts

	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2013

Balance at beginning of the year	2,437,179	4,416,706	2,172,972
Provisions	3,637,147	—	—
Reversed	(177,321)	(2,255,301)	(310,699)
Accounts written off	—	—	(1,435,204)
Transferred out due to disposal of Yisheng	(1,480,299)	—	—
Translation difference	—	11,567	53,007
Balance at the end of the year	4,416,706	2,172,972	480,076

As part of the Group’s change in the business strategy (Note 1), the Group significantly reduced its sales force and appointed Shengyue as its primary advertisement agency in 2011. As a result of this change, the relationships with some of the Group’s previous advertisement customers were terminated and the Group provided additional allowance for doubtful accounts to reflect the expected uncollectibility in 2011. In 2012 and 2013, based on continued collections efforts on the doubtful receivables, $2.3 million and $0.3 million of amounts previously written down were collected; accordingly, reversal adjustments were recorded.  Based upon the Group’s decreasing likelihood of collecting amounts previously provided for, a significant portion of the allowance was written off against the related receivables in 2013.

Accounts receivable from Shengyue (Note 11) are unsecured and subject to similar credit risks as accounts receivable related to external advertising revenue.  The Group has been closely evaluating the credit status and payment cycle of Shengyue.  As of December 31, 2012 and 2013, no allowance for the accounts receivable from Shengyue was provided (Shengyue subsequently paid all outstanding December 31, 2013 receivables).